UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report: August 30, 2005
(Date of earliest event reported)

UAL CORPORATION
(Exact name of registrant as specified in its charter)

Delaware	1-6033	36-2675207
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

1200 East Algonquin Road, Elk Grove Township, Illinois 60007
(Address of principal executive offices)

(847) 700-4000
(Registrant's telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 1.01. Entry into a Material Definitive Agreement

        As previously disclosed in its Current Report on Form 8-K filed with the Securities and Exchange Commission on August 8, 2005, UAL Corporation (the "Company") proposed to enter into a thirteenth amendment (the "Amendment") to its Revolving Credit, Term Loan and Guaranty Agreement, dated as of December 24, 2002 (as amended, modified or supplemented, and as in effect on the date hereof, the "Credit Agreement"), among United Air Lines, Inc. (the "Borrower"), a debtor and a debtor-in-possession in a case pending under Chapter 11 of the Bankruptcy Code, the Company, and all of the direct and indirect subsidiaries of the Borrower and the Company signatory thereto, JPMorgan Chase Bank, N.A., Citicorp USA, Inc., and each of the other financial institutions from time to time party thereto, as well as some amendments to certain related collateral documents. On August 18, 2005, the Bankruptcy Court approved the Amendment, and the Amendment became effective on August 25, 2005 upon the approval of the requisite lenders under the Credit Agreement. The description of the waivers and modifications under the Credit Agreement and the related collateral documents set forth in Item 1.01 of the August 8, 2005 Form 8-K is hereby incorporated herein by reference.

        A copy of the Amendment is attached hereto as Exhibit 99.1 and incorporated herein by reference.

        The Company, the Borrower and their affiliates have other commercial relationships with the Lenders. From time to time, several of the Lenders have provided investment banking and advisory services for, and furnished financing services to, the Parent, the Borrower and their affiliates.

ITEM 9.01. Financial Statements and Exhibits

Exhibit No.	Description
99.1	Waiver, Consent and Thirteenth Amendment, dated as of August 11, 2005, to the Revolving Credit, Term Loan and Guaranty Agreement, dated as of December 24, 2002, among United Air Lines, Inc., UAL Corporation, all of the direct and indirect subsidiaries of United Air Lines, Inc. and UAL Corporation, JPMorgan Chase Bank, Citicorp USA, Inc. and each of the other financial institutions from time to time party thereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: August 30, 2005

UAL CORPORATION

By: /s/ Paul R. Lovejoy
Name: Paul R. Lovejoy
Title: Senior Vice President, General Counsel & Secretary

EXHIBIT INDEX

Exhibit No.	Description
99.1*	Waiver, Consent and Thirteenth Amendment, dated as of August 11, 2005, to the Revolving Credit, Term Loan and Guaranty Agreement, dated as of December 24, 2002, among United Air Lines, Inc., UAL Corporation, all of the direct and indirect subsidiaries of United Air Lines, Inc. and UAL Corporation, JPMorgan Chase Bank, Citicorp USA, Inc. and each of the other financial institutions from time to time party thereto.
__________________
* Filed herewith electronically.